UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    - - - - - - - - - -
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  June 17, 2002

                                    - - - - - - - - - -

                            THE WALT DISNEY COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    DELAWARE
                    (STATE OF JURISDICTION OF INCORPORATION)

         1-11605                                           95-4545390
(COMMISSION FILE NUMBER)                     (IRS EMPLOYER IDENTIFICATION NO.)


500 South Buena Vista Street, Burbank, California               91521
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                                 (818) 560-1000
                        (REGISTRANT'S TELEPHONE NUMBER)

ITEM 5.     OTHER EVENTS

     On June 17, 2002 the Company submitted to the Luxembourg Stock Exchange an Information Memorandum in connection with the Company's U.S. $4 billion programme for the issuance of debt securities. As required by the United States Securities Exchange Commission (SEC) regulations, the Company included in the Information Memorandum disclosure of the impact of adopting Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (SFAS 142) for the fiscal years ended September 30, 1999, 2000 and 2001. The Company adopted SFAS 142 effective October 1, 2001. As required by the SEC regulations, a copy of this disclosure is filed herewith as Exhibit 99.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS


Exhibits
  99            Impact of SFAS 142



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                                                THE WALT DISNEY COMPANY



                                           By:   /s/ David K. Thompson

                                                   David K. Thompson
                                                 Senior Vice President
                                               Assistant General Counsel

Date: June 17, 2002

Impact of SFAS 142                                                  Exhibit 99


     Effective October 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets (SFAS 142). As a result of adopting SFAS 142, a substantial amount of the Company's goodwill and intangible assets are no longer amortized, and the Company is required to perform an annual impairment test for goodwill and intangible assets.

     The following table provides a reconciliation of reported net (loss) earnings for the prior years to adjusted earnings had SFAS 142 been applied as of the beginning of fiscal 1999:



Year Ended September 30             2001             2000             1999
                               ---------------  ---------------  ---------------
                                       Earnings         Earnings        Earnings
                                         per              per              per
                               Amount   Share   Amount   Share   Amount   Share
                               ------  -------  ------  -------  ------  -------
Reported earnings attributed
  to Disney Common Stock
  before the cumulative
  effect of accounting
  changes (Diluted)            $ 237   $ 0.11   $1,196  $ 0.57   $1,300 $  0.62
Cumulative effect of
  accounting changes (Diluted)  (278)   (0.13)    --       --      --       --
                               ------  -------  ------  -------  ------  -------
Reported net (loss) earnings
  attributed to Disney Common
  Stock (Diluted)                (41)   (0.02)   1,196    0.57    1,300    0.62
    Add back amortization
    (net of tax):
       Goodwill                  349     0.17      351    0.16      368    0.18
       Indefinite life
       intangible assets          50     0.02       61    0.03      193    0.09
                               ------  -------  ------  -------  ------  -------
Adjusted earnings attributed
  to Disney Common Stock
  after the cumulative effect
  of accounting changes
  (Diluted)                    $ 358   $ 0.17   $1,608  $ 0.76   $1,861 $  0.89
                               ======  =======  ======  ======   ====== =======

Adjusted earnings per share
  attributed to Disney Common
  Stock after the cumulative
  effect of accounting
  changes (Basic)                      $  0.17          $ 0.78          $  0.91
                                       =======          =======         ========
Average number of common and
  common equivalent shares
  outstanding attributed to
  Disney Common Stock
     Diluted                             2,100           2,103            2,083
                                       =======          =======          =======
     Basic                               2,085           2,074            2,056
                                       =======          =======          =======
